American Century Mutual Funds, Inc. Prospectus Supplement Balanced Fund
Supplement dated June 29, 2026 ■ Prospectus dated March 1, 2026

Effective August 27, 2026, the fund’s investment advisor plans to implement certain changes to the fund’s principal investment strategy to broaden the asset class exposures within the equity and fixed-income allocations. The fund’s investment objective will remain the same. In connection with these changes, the advisor will be updating the disclosures regarding the fund’s portfolio management team effective July 15, 2026.

Effective August 27, 2026, the "Principal Investment Strategies" and "Principal Risks" sections on pages 2-4 of the prospectus are deleted in their entirety and replaced with the following:

Principal Investment Strategies
For the equity portion of the fund, the fund will primarily invest in large capitalization companies it believes show business improvement using a proprietary multi-factor model that analyzes fundamental measures of a stock’s value and growth potential.
To measure value, the portfolio managers may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum.
Each security is evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest attributes in their respective sectors. Using this process, the portfolio managers attempt to build a portfolio of stocks that provides better returns, without taking on significant additional risk.
In addition to the large cap equity securities described above, a portion of the fund’s equity allocation may be invested in small cap securities, or in securities of companies located outside the U.S., including developed countries and emerging markets.
The equity investments generally range from 55-65% of the fund’s assets.
For the fixed-income portion of the fund, the portfolio managers invest in a diversified portfolio of debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). Shorter-term debt securities round out the portfolio.
The fixed-income portion of the fund is primarily invested in investment-grade debt securities. An investment-grade security is one that has been rated by a nationally recognized statistical rating organization in its top four credit quality categories or determined by the advisor to be of comparable credit quality. Up to 35% of the fixed-income portion of the fund may also be invested in high-yield securities. A high-yield security, or junk bond, is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality.
The fund may also invest in debt securities issued by companies that are located in emerging market countries—emerging market securities.
The fund may obtain exposure to its desired asset classes through direct investments and/or investments in exchange-traded funds (“ETFs”), including ETFs advised by the advisor.
The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund's investment objective. The fund may use foreign currency exchange contracts to shift investment exposure from one currency into another for hedging purposes or to enhance returns.

Principal Risks
•Style Risk — If at any time the market is not favoring the investment styles used to manage the fund’s equity portions, that portion’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Investment Process Risk — Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative models will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Interest Rate Risk — Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s fixed-income investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fixed-income portion of the Balanced Fund than for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Credit Risk — Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
• Allocation Risk — The fund’s ability to achieve its investment objective depends in part on the portfolio managers’ skill in determining the fund’s asset class allocations and in selecting and weighting investments within each class. The portfolio managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions.
•High-Yield Risk – Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. High-yield securities are speculative.
•ETF Risk — ETF shares are based on market price rather than net asset value (NAV), as a result, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund may also incur brokerage commissions, as well as the cost of the bid/ask spread, when purchasing or selling ETF shares.
•Prepayment and Extension Risk — The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities. Conversely, an issuer may exercise its right to pay principal on an obligation held by the fund later than expected (extend the obligation) especially in periods of rising interest rates. These events may lengthen the maturity and potentially reduce the value of these securities.
•Foreign Securities Risk — Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Investing in emerging market countries generally is also riskier than investing in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.
•Bank Loan Risk — The market for bank loans may not be highly liquid and the fund may have difficulty selling them. Bank loans may not be considered securities, thus the fund may not be afforded anti-fraud protections available under the federal securities laws. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.

•Collateralized Obligations Risk — Collateralized obligations, such as collateralized loan obligations (CLOs), are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of collateralized obligations may be affected by, among other things, changes in the market value of the underlying assets held by the collateralized obligation, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, and prices and interest rates of underlying assets. Lower rated tranches of such debt are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. Some of the collateralized obligations in which the fund invests may be covenant-lite loans. Covenant-lite loans contain fewer or less restrictive constraints on the borrower. The fund may have fewer rights against a borrower and an accompanying greater risk of loss when it invests in covenant-lite loans.
•Counterparty Risk – If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.
•Currency Risk – Because the fund may invest in securities denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Derivative Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. Derivatives used for hedging or risk management may not operate as intended, may expose the fund to other risks, and may be insufficient to protect the fund from the risks they were intended to hedge.
•Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Small-Cap Stock Risks — Stocks of smaller companies can be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.
•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Effective July 15, 2026, the Portfolio Managers section on pages 5-6 of the prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers
Richard Weiss, Chief Investment Officer – Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2010.
Radu Gabudean, Vice President, Senior Portfolio Manager and Head of Research, Multi-Asset Strategies, has been a member of the team that manages the fund since 2013.
Vidya Rajappa, CFA, Vice President, Senior Portfolio Manager and Head of Portfolio Management, Multi-Asset Strategies, has been a member of the team that manages the fund since 2018.
Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.

Effective August 27, 2026, the following replaces the What are the fund’s principal investment strategies?, and What are the principal risks of investing in the fund? sections on pages 7-10 of the prospectus:

What are the fund’s principal investment strategies?
For the equity portion of the fund’s portfolio, the fund primarily will invest in large capitalization companies, but may invest in companies of any capitalization. The fund’s equity investment strategy utilizes a proprietary multi-factor model in a three-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a proprietary multi-factor model that analyzes fundamental measures of a stock’s value and growth potential. To measure value, the managers may use ratios of stock price-to-earnings and stock price-to-cash flow, among others. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates, as well as other factors. The model also considers price momentum.
In the second step, each security is evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest attributes in their respective sectors. The portfolio managers build an equity portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. Using this process, the portfolio managers attempt to build a portfolio of stocks that provides better returns, without taking on significant additional risk.
Finally, the portfolio managers validate the output of the multi-factor model using additional fundamental analysis.
In addition to the large cap equity securities described above, a portion of the fund’s equity allocation may be invested in small cap securities, or in securities of companies located outside the U.S., including developed countries and emerging markets.
The equity investments generally range from 55-65% of the fund’s assets.
Although the portfolio managers intend to invest the fund’s equity assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The fixed-income portion of the fund’s portfolio is invested in a diversified portfolio of debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). Shorter-term debt securities round out the portfolio.
The fixed-income portion of the fund is primarily invested in investment-grade debt securities. An investment-grade security is one that has been rated by a nationally recognized statistical rating organization in its top four credit quality categories or determined by the advisor to be of comparable credit quality. Up to 35% of the fixed-income portion of the fund may also be invested in high-yield securities. A high-yield security, or junk bond, is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality.
The fund may also invest in debt securities issued by companies that are located in emerging market countries—emerging market securities.
Most of the fixed-income assets will be invested in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. The rating category of a security will be determined at the time of purchase. In the event a security is subsequently downgraded, the fund will not be obligated to dispose of that security, but may continue to hold the security if deemed appropriate by the portfolio managers. Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be three and one-half years or longer.

Weighted average maturity is a tool the portfolio managers use to approximate the remaining term to maturity of a fund’s investment portfolio. Generally, the longer a fund’s weighted average maturity, the more sensitive it is to changes in interest rates.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the equity portion of the fund mostly invested in equity securities regardless of the movement of stock prices generally.
In the event of adverse market, economic, political, or other conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fixed-income portfolio managers decide which debt securities to buy and sell by, among other things:
•identifying debt securities that satisfy the fund’s credit quality standards;
•determining which debt securities help the fund meet its maturity requirements;
•assessing current and anticipated interest rates;
•evaluating current economic conditions and the risk of inflation; and
•evaluating special features of the debt securities that may make them more or less attractive to alternatives.

The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
The fund may obtain exposure to its desired asset classes through direct investments and/or investments in exchange-traded funds (“ETFs”), including ETFs advised by the advisor.
The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective. The fund may use foreign currency exchange contracts to shift investment exposure from one currency into another for hedging purposes or to enhance returns.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?
Each fund’s performance and risks depend in part on the managers’ skill in determining the funds’ asset class allocations and in selecting and weighting investments within each class. There is a risk that the managers’ evaluations and assumptions regarding asset classes or investments may differ from actual market conditions.
The funds’ performance and risks also reflect the performance and risks of the underlying funds in which they invest, including mutual funds and ETFs advised by American Century. Some of these risks relate to investments in stocks. Others relate to fixed-income or foreign investments.
ETF shares are based on market price rather than NAV, as a result, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The funds may also incur brokerage commissions, as well as the cost of the bid/ask spread, when purchase or selling ETF shares.
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund’s equity portion, that portion’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
The fund’s investments often have high credit risk, which helps the fund pursue a higher yield than more conservatively managed bond funds. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. In addition, lower-rated securities may be unsecured or subordinated to other obligations of the issuer. These factors may be more likely to cause an issuer of low-quality bonds to default on its obligation to pay the interest and principal due under its securities. High-yield securities are speculative. The fund’s credit quality restrictions apply at the time of purchase; the fund will not necessarily sell securities if they are downgraded by a rating agency.
Although the portfolio managers intend to invest the fund’s equity assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.
In addition, investments in foreign countries are subject to currency risk, meaning that because a portion of the fund’s investments may be denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The value of the fund’s shares depends on the value of the stocks, bonds and other securities it owns.
•The value of the individual equity securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
•The value of the fund’s fixed-income securities will be affected primarily by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due.
When interest rates change, the fund’s share value will be affected. Generally, when interest rates rise, the value of the fund’s fixed-income securities will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the weighted average maturity of the fixed-income portion of the fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than a short-term bond fund. When rates fall, the opposite is true. The fund’s fixed-income investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fixed-income portion of the Balanced Fund than for funds that have shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
Most of the securities purchased by the fixed-income portion of the fund are investment-grade debt securities at the time of purchase. Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the value of the fund’s fixed-income securities could also decrease. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. Changes in the credit rating of a debt security held by the fund could have a similar effect. The fund’s credit quality restrictions apply at the time of purchase; the fund will not necessarily sell securities if they are downgraded by a rating agency.
The fund may invest in debt securities backed by mortgages or assets such as auto loan, home equity loan or student loan receivables. These underlying obligations may be prepaid, as when a homeowner refinances a mortgage to take advantage of declining interest rates. If so, the fund must reinvest prepayments at current rates, which may be less than the rate of the prepaid mortgage. Because of this prepayment risk, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities. Conversely, an issuer may exercise its right to pay principal on an obligation held by the fund later than expected (extend the obligation) especially in periods of rising interest rates. These events may lengthen the maturity and potentially reduce the value of these securities.
Investments in smaller companies may be more volatile, and subject to greater short-term risk, than investments in larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. In addition, smaller companies may have less publicly available information.
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the instrument. Gains or losses involving some futures, options, and other derivatives may be substantial—in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the fund. Derivatives used for hedging or risk management may not operate as intended, may expose the fund to other risks, and may be insufficient to protect the fund from the risks they were intended to hedge.
Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Swap agreements are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index). Swap agreements subject a fund to the risk that the counterparty to the transaction may not meet its obligations.
The fund also bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.

Investments in bank loans, loans made by banks or other financial intermediaries to borrowers, require the fund to depend primarily upon the creditworthiness of the borrower for payment of principal and interest, exposing the fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. In addition, transactions in bank loans may take more than seven days to settle. As a result, the proceeds from the sale of bank loans may not be readily available to make additional investments or to meet the fund’s redemption obligations. Some bank loan interests may not be considered securities or registered under the Securities Act of 1933 and therefore not afforded the protections of the federal securities laws.
The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the fund invests. Collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, and prices and interest rates of underlying assets. Lower rated tranches of such debt are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. Some of the collateralized obligations in which the fund invests may be covenant-lite loans. Covenant-lite loans contain fewer or less restrictive constraints on the borrower. Generally, the lender is not allowed to monitor the borrower's performance, declare default, or force borrowers into bankruptcy. In this type of loan, lenders rely on restrictive covenants to prevent a company from engaging in specified actions such as taking on additional debt. Generally, such covenants are precipitated only by an affirmative breach by the borrower, as opposed to a decline in the borrower's financial condition. Thus, the fund may have fewer rights against a borrower and an accompanying greater risk of loss when it invests in covenant-lite loans.
The fund may also be subject to liquidity risk. The chance that a fund will have difficulty selling its debt securities is called liquidity risk. During periods of market turbulence or unusually low trading activity, to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests may increase transaction costs. Selling securities could also cause the fund to realize capital gains, which may result in taxable distributions to non-redeeming shareholders. Redemption activity can occur for many reasons, including shareholder reactions to market events or when American Century makes product changes that may result in shareholders redeeming shares of the fund to purchase shares of another similar fund or investment vehicle. To the extent that a large shareholder (including the advisor, another account advised by the advisor, a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
The value of the fund’s shares may fluctuate significantly in the short term. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Effective July 15, 2026, the following replaces The Fund Management Team section on pages 11-12 of the prospectus:

The Fund Management Team
The advisor uses a team of portfolio managers and analysts to manage the fund in consultation with the firm’s Asset Allocation Committee, which is responsible for reviewing portfolio performance and approving strategic investment policy decisions for the fund. Responsibility for research, security selection and portfolio construction for specified portions of the fund has been allocated among portfolio teams representing various investment disciplines and strategies employed by ACIM-advised funds. The following portfolio managers are jointly and primarily responsible for coordinating the funds’ activities, including determining appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

Richard Weiss
Mr. Weiss, Chief Investment Officer – Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2010. He also serves as a member of the Asset Allocation Committee. He joined American Century Investments in 2010. He has a bachelor’s degree in economics from The Wharton School at the University of Pennsylvania and an MBA in finance/econometrics from the University of Chicago, Graduate School of Business.
Radu Gabudean, Ph.D.
Dr. Gabudean, Vice President, Senior Portfolio Manager and Head of Research, Multi-Asset Strategies, has been a member of the team that manages the fund since 2013. He joined American Century Investments in 2013. He has a bachelor’s degree in economics from York University, Toronto, Canada, and a Ph.D. in finance from New York University, Stern School of Business.
Vidya Rajappa, CFA
Ms. Rajappa, Vice President, Senior Portfolio Manager and Head of Portfolio Management, Multi-Asset Strategies, has been a member of the team that manages the fund since 2018. She joined American Century Investments in 2018. She has a bachelor’s degree in electronics and telecommunications from PSG College of Technology, Coimbatore, India and a master's degree in statistics and operations research from New York University. She is a CFA charterholder and member of the CFA Institute.
Scott Wilson, CFA
Mr. Wilson, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 1992, became an analyst in 1994 and a portfolio manager in 2011. He has a bachelor’s degree in business administration from Pepperdine University and is a CFA charterholder and member of the CFA Institute.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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